UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 18, 2007

(Date of Earliest Event Reported)

KYPHON INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	77-0366069
(State or Other Jurisdiction of Incorporation or Organization)	000-49804	(I.R.S. Employer Identification No.)

1221 Crossman Avenue

Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 548-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Kyphon Inc. (“Kyphon”) on January 24, 2007 with respect to the acquisition of St. Francis Medical Technologies, Inc. (“St. Francis”). This amendment provides the historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not previously filed.

The Company is also including the historical financial statements and pro forma information with respect to the probable acquisition of the spine business of Disc-O-Tech Medical Technologies, Ltd. (“Disc-O-Tech”). This acquisition has not yet closed. Kyphon’s agreements with Disc-O-Tech are subject to governmental regulatory review in the U.S. and other closing conditions. There can be no assurance that required governmental approvals to close the asset purchase transactions with Disc-O-Tech will be obtained. Alternatively, such approvals could be delayed, and either or both of the asset purchases from Disc-O-Tech could be made subject to material conditions in order to obtain approval.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The following Financial Statements of the Business Acquired are included in this report:

The required audited financial statements of St. Francis as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 and unaudited interim financial statements of St. Francis as of September 30, 2006 and 2005 and for the nine month periods ended September 30, 2006 and 2005 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The audited statements of revenues and direct operating expenses of the spine business of Disc-O-Tech for the years ended December 31, 2004 and 2005 and the unaudited interim statements of revenues and direct operating expenses of the spine business of Disc-O-Tech for the nine months ended September 30, 2005 and 2006 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The required unaudited pro forma financial information as of September 30, 2006 and for the nine months ended September 30, 2006 and the year ended December 31, 2005 is attached hereto as Exhibit 99.4 and is incorporated in its entirety herein by reference.

(d) Exhibits

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger dated December 4, 2006 by and among Kyphon, Merger Sub, St. Francis, and Philip M. Young, as the appointed representative of the stockholders of St. Francis.*

10.1	Credit Agreement dated as of January 18, 2007 by and among Kyphon, certain subsidiaries of Kyphon, Bank of America Securities LLC, and Bank of America, N.A.*

23.1	Consent of Independent Registered Public Accountants for St. Francis Medical Technologies, Inc.

23.2	Consent of Independent Accountants for Disc-O-Tech Medical Technologies, Ltd.

99.1	Press release issued by Kyphon on January 18, 2007 announcing the consummation of the Acquisition.*

99.2	Audited Financial Statements as of and for the year ended December 31, 2005 and Unaudited Interim Financial Statements as of and for the nine months ended September 30, 2006, each for St. Francis Medical Technologies, Inc.

99.3	Audited Statements of Revenues and Direct Operating Expenses of the spine business of Disc-O-Tech Medical Technologies, Ltd. for the years ended December 31, 2004 and 2005 and the Unaudited Interim Statements of Revenues and Direct Operating Expenses of the spine business of Disc-O-Tech Medical Technologies, Ltd. and for the nine months ended September 30, 2005 and 2006.

99.4	Unaudited Pro Forma Condensed Combined Financial Statements.

*	Previously filed as an exhibit to Kyphon Inc.’s Current Report on Form 8-K filed on January 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2007

KYPHON INC.

By:	/s/ David M. Shaw
David M. Shaw
Vice President, Legal Affairs, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger dated December 4, 2006 by and among Kyphon, Merger Sub, St. Francis, and Philip M. Young, as the appointed representative of the stockholders of St. Francis.*

10.1	Credit Agreement dated as of January 18, 2007 by and among Kyphon, certain subsidiaries of Kyphon, Bank of America Securities LLC, and Bank of America, N.A.*

23.1	Consent of Independent Registered Public Accountants for St. Francis Medical Technologies, Inc.

23.2	Consent of Independent Accountants for Disc-O-Tech Medical Technologies, Ltd.

99.1	Press release issued by Kyphon on January 18, 2007 announcing the consummation of the Acquisition.*

99.2	Audited Financial Statements as of and for the year ended December 31, 2005 and Unaudited Interim Financial Statements as of and for the nine months ended September 30, 2006, each for St. Francis Medical Technologies, Inc.

99.3	Audited Statements of Revenues and Direct Operating Expenses of the spine business of Disc-O-Tech Medical Technologies, Ltd. for the years ended December 31, 2004 and 2005 and Unaudited Interim Statements of Revenues and Direct Operating Expenses of the spine business of Disc-O-Tech Medical Technologies, Ltd. for the nine months ended September 30, 2005 and 2006.

99.4	Unaudited Pro Forma Condensed Combined Financial Statements.

*	Previously filed as an exhibit to Kyphon Inc.’s Current Report on Form 8-K filed on January 24, 2007.